                                                                    EXHIBIT 24-a





                                POWER OF ATTORNEY


I, James C. Castle, do hereby constitute and appoint William J. Cadogan and Robert E. Switz, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of ADC Telecommunications, Inc., the Annual Report of ADC Telecommunications, Inc. on Form 10-K for its fiscal year ended October 31, 1994, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


December 22, 1994


                                        /s/ James C. Castle
                                        ---------------------------------------
                                        James C. Castle

                                POWER OF ATTORNEY


I, Thomas E. Holloran, do hereby constitute and appoint William J. Cadogan and Robert E. Switz, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of ADC Telecommunications, Inc., the Annual Report of ADC Telecommunications, Inc. on Form 10-K for its fiscal year ended October 31, 1994, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


December 22, 1994


                                        /s/ Thomas E. Holloran
                                        ---------------------------------------
                                        Thomas E. Holloran

                                POWER OF ATTORNEY


I, B. Kristine Johnson, do hereby constitute and appoint William J. Cadogan and Robert E. Switz, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of ADC Telecommunications, Inc., the Annual Report of ADC Telecommunications, Inc. on Form 10-K for its fiscal year ended October 31, 1994, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


December 22, 1994


                                        /s/ B. Kristine Johnson
                                        ---------------------------------------
                                        B. Kristine Johnson

                                POWER OF ATTORNEY


I, Charles W. Oswald, do hereby constitute and appoint William J. Cadogan and Robert E. Switz, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of ADC Telecommunications, Inc., the Annual Report of ADC Telecommunications, Inc. on Form 10-K for its fiscal year ended October 31, 1994, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


December 22, 1994


                                        /s/ Charles W. Oswald
                                        ---------------------------------------
                                        Charles W. Oswald

                                POWER OF ATTORNEY


I, Alan E. Ross, do hereby constitute and appoint William J. Cadogan and Robert
E. Switz, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of ADC Telecommunications, Inc., the Annual Report of ADC Telecommunications, Inc. on Form 10-K for its fiscal year ended October 31, 1994, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


December 22, 1994


                                        /s/ Alan E. Ross
                                        ---------------------------------------
                                        Alan E. Ross

                                POWER OF ATTORNEY


I, Jean-Pierre Rosso, do hereby constitute and appoint William J. Cadogan and Robert E. Switz, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of ADC Telecommunications, Inc., the Annual Report of ADC Telecommunications, Inc. on Form 10-K for its fiscal year ended October 31, 1994, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


December 22, 1994

                                        /s/ Jean-Pierre Rosso
                                        ---------------------------------------
                                        Jean-Pierre Rosso

                                POWER OF ATTORNEY


I, Donald M. Sullivan, do hereby constitute and appoint William J. Cadogan and Robert E. Switz, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of ADC Telecommunications, Inc., the Annual Report of ADC Telecommunications, Inc. on Form 10-K for its fiscal year ended October 31, 1994, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


December 22, 1994


                                        /s/ Donald M. Sullivan
                                        ---------------------------------------
                                        Donald M. Sullivan

                                POWER OF ATTORNEY


I, Warde F. Wheaton, do hereby constitute and appoint William J. Cadogan and Robert E. Switz, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of ADC Telecommunications, Inc., the Annual Report of ADC Telecommunications, Inc. on Form 10-K for its fiscal year ended October 31, 1994, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


December 22, 1994


                                        /s/ Warde F. Wheaton
                                        ---------------------------------------
                                        Warde F. Wheaton

                                POWER OF ATTORNEY


I, John D. Wunsch, do hereby constitute and appoint William J. Cadogan and Robert E. Switz, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of ADC Telecommunications, Inc., the Annual Report of ADC Telecommunications, Inc. on Form 10-K for its fiscal year ended October 31, 1994, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


December 22, 1994


                                        /s/ John D. Wunsch
                                        ---------------------------------------
                                        John D. Wunsch

                                POWER OF ATTORNEY


I, William J. Cadogan, do hereby constitute and appoint Robert E. Switz, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as President, Chief Executive Officer (principal executive officer), Chief Operating Officer and as a Director of ADC Telecommunications, Inc., the Annual Report of ADC Telecommunications, Inc. on Form 10-K for its fiscal year ended October 31, 1994, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


December 22, 1994


                                        /s/ William J. Cadogan
                                        ---------------------------------------
                                        William J. Cadogan